Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

Bacterin International Holdings, Inc.
600 Cruiser Lane
Belgrade, Montana 59714

Ladies and Gentlemen:

Each of the undersigned (each, an “Investor”) hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the “Agreement”) is made as of the Effective Date between Bacterin International Holdings, Inc., a Delaware corporation (the “Company”), and the Investor listed on the signature pages hereto. The Company proposes to enter into similar securities purchase agreements with certain other investors (the “Other Investors”) each of which is a private investment fund for which OrbiMed Advisors LLC acts as investment adviser, and expects to complete sales of the Securities (as defined below) to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the securities purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2. The Company is proposing to issue and sell to Leerink Partners LLC, as initial purchaser (the “Initial Purchaser”), for resale by the Initial Purchaser to certain investors (the “Offering”) up to $65,000,000 aggregate principal amount of its Convertible Senior Notes due 2021 (the “Securities”), which are convertible into shares of the Company's common stock, par value $0.000001 per share (the “Common Stock”), which will be issued pursuant to an indenture, to be dated as of July 31, 2015 (the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). The Securities will be entitled to the benefits of a Registration Rights Agreement (the “Registration Rights Agreement”), to be entered into among the Company, the Initial Purchaser and the Investor, pursuant to which the Company will agree, among other thing, to file and cause to become effective under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement covering the resale of the Securities and the Common Stock issuable upon conversion of the Securities. The Securities are being offered by the Initial Purchaser to qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act and certain Securities are being offered directly by the Company pursuant hereto to investors that are either QIBs or institutional accredited investors as defined in Rule 501 of the Securities Act.

3. The Securities shall have the terms described in the preliminary offering memorandum dated July 13, 2015 relating to the offering of the Securities (as supplemented by the final pricing term sheet (the “Final Term Sheet”) dated July 27, 2015 (the “Effective Date”) sent to the Investor prior to the effectiveness of this Agreement, the “Offering Memorandum”).

4. The Company and the Investor agree that, upon the terms and subject to the conditions set forth herein, the Investor will purchase from the Company and the Company will issue and sell to the Investor the aggregate principal amount of Securities set forth below on the Investor's signature page for the aggregate purchase price set forth below on such Investor's signature page. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex A and incorporated herein by reference as if fully set forth herein. The Securities purchased by the Investor will be delivered by electronic book-entry through the facilities of the Depository Trust Company (“DTC”) pursuant to the Investor’s instructions and will be released by the Trustee, at the written request of the Company, to such Investor at the Closing.

Aggregate Principal Amount of Securities the Investor Agrees to Purchase:

$33,190,000

Aggregate Purchase Price of such Securities: $33,190,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED BY:

____________________________________

Bacterin International Holdings, Inc.,a Delaware Corporation	Name of Investor:	ROS Acquisition Offshore LP

By:	By:	/s/ Samuel D Isaly
Name:	Print Name:	Samuel D. Isaly
Title:	Title:	Managing Member
	Address:	601 Lexington Avenue, 5th Floor
New York, NY 10022
Tax ID No.:
	Settlement Contact Name:	J. Christopher LiPuma
Telephone:
Email Address:

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If you are a registered investment company, please provide information relating to your Custodial Agent.

Name of Custodial Agent:	Merrill Lynch

Address:	600 California St., Floor 8
San Francisco, CA 94108
Tax ID No.:
Settlement Contact Name:	Peter Miller
Telephone:
Email Address:

Name in which electronic book-entry should be made (if different)

DTC Account:
DTC Internal Account:

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Aggregate Principal Amount of Securities the Investor Agrees to Purchase:

$18,810,000

Aggregate Purchase Price of such Securities : $18,810,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED BY:

______________________________________

Bacterin International Holdings, Inc.,a Delaware Corporation	Name of Investor:	OrbiMed Royal Opportunities II, LP

By:	By:	/s/ Samuel D Isaly
Name:	Print Name:	Samuel D. Isaly
Title:	Title:	Managing Member
	Address:	601 Lexington Avenue, 5th Floor
New York, NY 10022
Tax ID No.:
	Settlement Contact Name:	J. Christopher LiPuma
Telephone:
Email Address:

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If you are a registered investment company, please provide information relating to your Custodial Agent.

Name of Custodial Agent:	Merrill Lynch

Address:	600 California St., Floor 8
San Francisco, CA 94108
Tax ID No.:
Settlement Contact Name:	Peter Miller
Telephone:
Email Address:

Name in which electronic book-entry should be made (if different)

DTC Account:
DTC Internal Account:

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ANNEX A TO THE SECURITIES PURCHASE AGREEMENT
TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.	Authorization and Sale of Securities. The Company is proposing to sell up to $65,000,000 aggregate principal amount of the Securities, including the Securities sold directly to the Investors.

2.	Agreement to Sell and Purchase the Securities.

2.1	Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, the aggregate principal amount of Securities set forth on such Investor's signature page hereto at the purchase price set forth on such signature page.

2.2	The Company has entered into a purchase agreement with the Initial Purchaser, dated the date hereof (the “Initial Purchaser Purchase Agreement”) pursuant to which it will sell to the Initial Purchaser Securities for resale by the Initial Purchaser to certain investors that are QIBs and the Company also intends to enter into agreements similar to this Agreement with certain other investors (the “Other Investors”), each of which is a private investment fund for which OrbiMed Advisors LLC acts as investment adviser, and the Company expects to complete sales of Securities to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the securities purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”) Capitalized terms used but not defined herein have the meanings given to them in the Initial Purchaser Purchase Agreement.

2.3	The Investor acknowledges that the Company intends to pay the Initial Purchaser a fee in respect of the resale by the Initial Purchaser of the Securities sold to it by the Company to QIBs, all pursuant to the terms of the Initial Purchaser Purchase Agreement.

3.	Closings and Delivery of Securities and Funds.

3.1	The completion of the purchase and sale of the Securities (the “Closing”) shall occur on or around July 31, 2015 (the “Closing Date”), at the offices of the Company's counsel, which shall be the Closing Date for the sales pursuant to the Initial Purchaser Purchase Agreement. At the Closing, (i) the Company shall cause the Trustee to deliver to the Investor the Accepted Securities (as defined below) to the DTC account specified by the Investor and agreed by the Company, and (ii) the aggregate purchase price for the Accepted Securities (as defined below) shall be delivered by or on behalf of the Investor to the Company.

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3.2	The Company's obligation to issue and sell Accepted Securities to any Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) completion of the purchases and sales of $65,000,000 aggregate principal amount of Securities under the Initial Purchaser Purchase Agreement and the Agreements, (b) the accuracy of the representations and warranties made by the Investors, (c) the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing, and (d) completion of the proposed acquisition described in the Offering Memorandum.

3.3	The Investor’s obligation to accept delivery of the Securities and to pay for the Securities shall be subject to the following conditions: (a) completion of the sale of the Securities under the Initial Purchaser Purchase Agreement; (b) each of the representations and warranties of the Company made in Section 2 of the Initial Purchaser Purchase Agreement shall be accurate in all material respects as of the Closing Date; (c) delivery of an officer’s certificate dated as of the Closing Date regarding the accuracy in material respects of the Company’s representations and warranties and addressing such other matters as are customarily addressed in closing certificates; (d) delivery to the Investor a copy of the Indenture duly executed by the Company and the Trustee; (e) delivery to the Investor of customary legal opinions in form and substance reasonably satisfactory to counsel to the Investor; (f) delivery to the Investor of a customary secretary’s certificate in form reasonably acceptable to the Investor; (g) the offering of the Notes shall have been completed, or shall be completed concurrently with the consummation of the issuance and sale of the Securities pursuant hereto, pursuant to the terms of the Initial Purchaser Purchase Agreement; (h) the Acquisition Agreement shall have been executed and delivered in the form last provided to the Investor prior to the execution of this Agreement, with no amendments thereto or modifications or waivers thereof not theretofore consented to in writing by the Investor; (i) the Company’s credit facility with ROS Acquisition Offshore LP shall have been amended and restated in the form last provided to the Investor prior to the execution of this Agreement, with no material amendments thereto or modifications or waivers thereof not theretofore consented to in writing by the Investor; (j) there shall have been no amendments or modifications or waivers to the Initial Purchaser Purchase Agreement not consented to in writing by the Investor; (k) the fulfillment in all material respects of those undertakings of the Company specified in Section 7 of the Initial Purchaser Purchase Agreement to be fulfilled prior to Closing; (l) the Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement, and the Investor shall have received an original copy thereof, duly executed by the Company and the Initial Purchaser and (m) the Company shall have furnished to the Investor such further certificates and documents as the Investor may reasonably request.

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3.4	At the Closing, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Accepted Securities being purchased by such Investor to the following account designated by the Company:

Bank Name:	[ ]
ABA No.:	[ ]
G LA	[ ]
For Credit to Account No.:	[ ]
A/C Name:	[ ]

4.	Representations, Warranties and Covenants of the Company.

The Company hereby represents and warrants to, and covenants with, the Investor that:

4.1	The Company has full right, power, authority and capacity to enter into this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Registration Rights Agreement.

4.2	The Company has all requisite corporate power and authority to issue and sell the Securities and the Common Stock issuable upon conversion of the Securities. The Securities have been duly authorized by the Company, and when duly executed, authenticated, issued and delivered as provided in the indenture related to the Securities (assuming due authentication of the Securities by the Trustee) and paid for as provided in this Agreement will constitute valid and binding obligations of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity; and the Securities and the Common Stock issuable upon conversion of the Securities will conform to the descriptions thereof in the Offering Memorandum. The Common Stock issuable upon conversion of the Securities, when issued upon conversion of the Securities, in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Common Stock issuable upon conversion of the Securities will not be subject to any preemptive or similar rights.

4.3	The Company hereby makes to the Investor the representations and warranties made by the Company to the Initial Purchaser pursuant to Section 2 of the Initial Purchaser Purchase Agreement as if, for purposes of such representations and warranties, the Investor were a third party beneficiary thereof. The Company has furnished to the Investor a true and correct copy of the Initial Purchaser Purchase Agreement. The Company shall promptly notify the Investor of any proposed amendment or modification to Section 2 of the Initial Purchaser Purchase Agreement.

4.4	The Company hereby agrees, for the benefit of the Investor, to comply with Sections 5(h), (i), (j), (k), (l), (m), (n), (o), (q), (r) and (t) of the Initial Purchaser Purchase Agreement.

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5.	Representations, Warranties and Covenants of the Investor.

The Investor hereby represents and warrants to, and covenants with, the Company that:

5.1	(1)	The Investor is (a) either a QIB as defined in Rule 144A under the Securities Act, or an institutional accredited investor as defined in Rule 501(a)(1), (a)(2), (a)(3), or (a)(7) under the Securities Act, as presently in effect, (b) aware that the sale to it is being made in reliance on a private placement exemption from registration under the Securities Act, and (c) acquiring the Securities for its own account or for the account of a QIB or an institutional accredited investor.

(2)	The Investor understands and agrees on behalf of itself and on behalf of any investor account for which it is purchasing the Securities and Common Stock issuable upon conversion of the Securities, that the Securities and Common Stock issuable upon conversion of the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Securities and Common Stock issuable upon conversion of the Securities have not been, and will not be, registered under the Securities Act and that (a) if it decides to offer, resell, pledge or otherwise transfer any of the Securities or Common Stock issued upon conversion of the Securities, such Securities and Common Stock may be offered, resold, pledged or otherwise transferred only (i) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (ii) pursuant to any other exemption from the registration requirements of the Securities Act, including Rule 144 under the Securities Act (if available), (iii) pursuant to an effective registration statement under the Securities Act, or (iv) to the Company, or one of its subsidiaries, in each of cases (i) through (iv) in accordance with any applicable securities laws of any state of the United States.

(3)	The Investor understands that the Securities and Common Stock issued upon conversion of the Securities will, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, and will bear a legend that reflects the restricted nature of the securities.

(4)	The Investor:

(a)	is able to fend for itself in the transactions contemplated by the Offering Memorandum;

(b)	has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and

(c)	has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

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(5)	The Investor has received the Offering Memorandum and acknowledges that (a) it has conducted its own investigation of the Company and the terms of the Securities and, in conducting its examination, it has not relied on the Initial Purchaser or on any statements or other information provided by the Initial Purchaser concerning the Company or the terms of this offering, (b) it has had access to, and has had an adequate opportunity to review, (i) all information the Company has filed with and furnished to the Securities and Exchange Commission (the “Commission”), (ii) all information set forth in such filings, (iii) the information requested by the Investor regarding the Company’s proposed acquisition of all of the capital stock of X-spine Systems, Inc. and the business and financial results of X-spine Systems, Inc., and (iv) such financial and other information as it deems necessary to make its decision to purchase the Securities, and (c) it has been offered the opportunity to ask questions of the Company, and received such answers thereto, as it deemed necessary in connection with the decision to purchase the Securities.

(6)	The Investor understands that the Company, and others will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations and acknowledgements deemed to have been made by it by its purchase of the Securities are no longer accurate, the Investor shall promptly notify the Company. If the Investor is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account.

5.2	The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities (including any filing of a registration statement), in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

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5.3	The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes a valid, binding and enforceable obligation of the Investor, except as the enforceability of the Agreement may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

5.4	The entry into and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Investor, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is party, or (iii) result in the violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

5.5	The Investor understands that nothing in the Offering Memorandum, this Agreement, information the Company has filed with and furnished to the Commission or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities.

6.	Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

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7.	Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the domestic United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) otherwise by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Bacterin International Holdings, Inc.

600 Cruiser Lane

Belgrade, Montana 59714

Attention: General Counsel

(b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

8.	Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under this Agreement are several and not joint with the obligations of any Other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any Other Investor under the Agreements. The decision of each Investor to purchase the Securities pursuant to the Agreements has been made by such Investor independently of any Other Investor. Nothing contained in the Agreements, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or with respect to the acquisition, disposition or voting of the Securities or the transactions contemplated by the Agreements. Each Investor acknowledges that no Other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Agreements unless the same consideration is also offered to all of the parties to the Agreements.

9.	Changes. Except as contemplated herein, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company.

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10.	Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

11.	Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12.	Applicable Law; Venue. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Each of the Company and the Investor agrees that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted only in any State or U.S. federal court in The City of New York and County of New York and waives any objection that such party may now or hereafter have to the laying of venue of any such suit, action or proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

13.	Waiver of Jury Trial. Each of the Company and the Investor hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

14.	Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

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